UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2013 (July 31, 2013)

GIBRALTAR INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22462	16-1445150
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

3556 Lake Shore Road

P.O. Box 2028

Buffalo, New York 14219-0228

(Address of principal executive offices) (Zip Code)

(716) 826-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition	3
Item 7.01 Regulation FD Disclosure	3
Item 8.01 Other Events	3
Item 9.01 Financial Statements and Exhibits.	3

SIGNATURE
EX-99.1
EX-99.2

Item 2.02	Results of Operations and Financial Condition.

and

Item 7.01	Regulation FD Disclosure

The following information is furnished pursuant to both Item 2.02 and Item 7.01:

On August 1, 2013, Gibraltar Industries, Inc. (the “Company”) issued a news release and held a conference call regarding results for the three and six months ended June 30, 2013. A copy of the news release (the “Release”) is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

The Company references non-GAAP financial information in both the Release and the conference call. A reconciliation of these non-GAAP financial measures is contained in the Release. The information in this Form 8-K under the captions Items 2.02 and 7.01 and Item 9.01, including the Release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, unless the Company specifically incorporates it by reference in a document filed under the Securities Act or the Exchange Act.

Item 8.01	Other Events

On July 31, 2013, the registrant announced that it had commenced an exchange offer to exchange its outstanding 6.25% Senior Subordinated Notes due 2021, issued in January 2013, for a like principal amount of its 6.25% Senior Subordinated Notes due 2021, registered under the Securities Act of 1933. A copy of the press release issued in connection with such action is furnished here with as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(a)-(c)	Not Applicable

(d)	Exhibits:

Exhibit No.	Description

99.1	News Release issued by Gibraltar Industries, Inc. on July 31, 2013

99.2	News Release issued by Gibraltar Industries, Inc. on August 1, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIBRALTAR INDUSTRIES, INC.

Date: August 1, 2013

	By:	/s/ Kenneth W. Smith
Kenneth W. Smith
Senior Vice President and Chief Financial Officer

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